Exhibit 99.2

                             JOINT FILING AGREEMENT

     The undersigned hereby agree that statements on Schedules 13G and 13D and Forms 3, 4 and 5 with respect to the shares of common stock of Threshold Pharmaceuticals, Inc. and any amendments thereto signed by each of the undersigned shall be filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement may be included as an exhibit to such statements or amendments. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


Dated: As of February 2, 2005                                          *
                                          --------------------------------------
                                          Pasquale DeAngelis, individually, as a
                                          member of ProQuest Associates II LLC,
                                          as a member of ProQuest Associates II
                                          LLC on behalf of ProQuest Investments
                                          II, L.P. and ProQuest Investments II
                                          Advisors Fund, L.P.

                                                                       *
                                          --------------------------------------
                                          Jay Moorin, individually


                                                                       *
                                          --------------------------------------
                                          Alain Schreiber, individually


                                                                       *
                                          --------------------------------------
                                          Joyce Tsang, individually


*By: /s/ Pasquale DeAngelis
     ----------------------
     Pasquale DeAngelis, Attorney-in-Fact
     Power of attorney filed as an exhibit hereto